Дополнительное соглашение №1

к Договору о залоге от 22 мая 2008 года

г. Алматы                                                               19 июня 2008 года

1)BEKEM METALS INC., именуемое в дальнейшем «Залогодержатель», в лице Президента Кудабаева Ермека Аскербековича, действующего на основании учредительных документов компании, с одной стороны,

2)ТОО «ГРК КОЙТАС», именуемое в дальнейшем «Залогодатель1», в лице Генерального директора Тулеуова Дархана Танжариковича, действующего на основании Устава, с другой стороны, и

3)ТОО «Корпорация «АЗИЯ-ИНВЕСТ», именуемое в дальнейшем «Залогодатель2», в лице Генерального директора Кошикова Армана Болбаковича, действующего на основании Устава, с третьей стороны,

4) ТОО «Кызыл Каин Мамыт», именуемое в дальнейшем «ККМ», в лице Директора Кадырова Дастена Злупкаровича, действующего на основании Устава, с четвертой стороны,

именуемые совместно «Стороны», а каждая по отдельности «Сторона», заключили настоящее Дополнительное соглашение к Договору о залоге от 22 мая 2008 года (далее по тексту – «Основной договор о залоге») о нижеследующем:

1.       Пункт 1.1. Основного договора о залоге изложить в следующей редакции:

«1.1. В качестве обеспечения исполнения обязательства по соглашению о займе от 22 мая 2008 года, заключенного между BEKEM METALS INC., являющимся Займодателем, и Latimer Assets Inc., являющимся Заемщикоми Соучредителем Залогодателей1 и Залогодателя 2, (далее по тексту – «Соглашение о займе»), Залогодатель1 и Залогодатель2 предоставляют Залогодержателю в залог следующие имущественные права (далее – «Предмет залога»):

•        31% долю из принадлежащей Залогодателю1 40% доли участия в Консорциуме (совместной деятельности) созданном совместно с ККМ и Залогодателем2 с целью совместного строительства на территории Республики Казахстан завода по переработке никель-кобальтовых руд Кемперсайского месторождения согласно договора о совместной деятельности «Консорциум» (простое товарищество) от 03.03.2008 года №210-03-ККМ. Стоимость передаваемой в залог 31% доли участия Залогодателя1 в Консорциуме (совместной деятельности) исходя из суммы первоначального взноса в Консорциум составляет в эквиваленте 14 639 750 (четырнадцать миллионов шестьсот тридцать девять тысяч семьсот пятьдесят) долларов США;

•        8% долю из принадлежащей Залогодателю2 10% доли участия в Консорциуме (совместной деятельности) созданном совместно с ККМ и Залогодателем1 с целью совместного строительства на территории Республики Казахстан завода по переработке никель-кобальтовых руд Кемперсайского месторождения согласно договора о совместной деятельности «Консорциум» (простое товарищество) от 03.03.2008 года №210-03-ККМ (далее по тексту – «Консорциум»). Стоимость передаваемой в залог 8% доли участия Залогодателя2 в Консорциуме исходя из суммы первоначального взноса в Консорциум составляет в эквиваленте 648 000 (шестьсот сорок восемь тысяч) доллара США.

Общий процент закладываемого Залогодателем1 и Залогодателем2 участия в Консорциуме составляет 39%».

2.       Пункт 1.5. Основного договора о залоге изложить в следующей редакции:

«1.5. По условиям Соглашения о займе BEKEM METALS INC. обязуется перечислить Latimer Assets Inc. в качестве возвратного займа денежную сумму в размере 14 900 000 (четырнадцать миллионов девятьсот тысяч) долларов США, на срок до 1 марта 2009 года. За предоставление денежного займа Займодателем на общую сумму займа начисляются проценты вознаграждения по ставке 2% годовых от непогашенной суммы займа».

3.       Пункт 1.6. Основного договора о залоге изложить в следующей редакции:

«1.6. Предмет залога оценивается Сторонами на общую сумму 15 287 750 (пятнадцать миллионов двести восемьдесят семь тысяч семьсот пятьдесят) доллара США».

4.       Пункт 2.1. Основного договора о залоге изложить в следующей редакции:

«2.1. В случае невозможности возврата Latimer Assets Inc. суммы займа или просрочки возврата части или всей суммы займа и/или начисленных процентов вознаграждения более чем на 20 (двадцать) дней по Соглашению о займе, Залогодатель1 и Залогодатель2 обязуется передать Залогодержателю Предмет залога не позднее 3 (трех) дней с даты получения Latimer Assets Inc. от BEKEM METALS INC. письменного требования об их передаче».

5.       Пункт 2.2. Основного договора о залоге изложить в следующей редакции:

«2.2. Если стоимость Предмета залога, превышает невозвращенную сумму займа и/или начисленных процентов вознаграждения, то заложенные имущественные права Залогодателя1 и Залогодателя2 передаются Залогодержателю соразмерно невозвращенной Latimer Assets Inc. сумме займа, причем очередность и соотношение взыскания с долей Залогодателя1 и Залогодателя2 определяется по усмотрению Залогодержателя».

6.       Подпункт 3.2.2. Основного договора о залоге изложить в следующей редакции:

«3.2.2. Залогодержатель имеет право в случае невозможности возврата Latimer Assets Inc. суммы займа или просрочки возврата части или всей суммы займаи/или начисленных процентов вознаграждения более чем на 20 (двадцать) дней, требовать от Залогодателя1 и Залогодателя2 передачи Предмета залога в порядке, предусмотренном статьей 2 настоящего Договора».

7.       ККМ, являющееся участником и владеющее 50% доли Консорциума, предоставляет разрешение на залог с возможной последующей передачей Залогодержателю имущественных прав Залогодателя1 и Залогодателя2 на доли участия в Консорциуме согласно условий Основного договора о залоге и настоящего Дополнительного соглашения.

8.       Залогодатель1 предоставляет разрешение на залог с возможной последующей передачей Залогодержателю имущественных прав Залогодателя2 на доли участия в Консорциуме согласно условий Основного договора о залоге и настоящего Дополнительного соглашения.

9.       Залогодатель2 предоставляет разрешение на залог с возможной последующей передачей Залогодержателю имущественных прав Залогодателя1 на доли участия в Консорциуме согласно условий Основного договора о залоге и настоящего Дополнительного соглашения.

10.     Настоящее Дополнительное соглашение вступает в силу с даты его подписания Сторонами и действует в течение всего срока действия Основного договора о залоге.

11.     Условия Основного соглашения о залоге не изменяемые или не дополняемые настоящим Дополнительным соглашением остаются неизменными и Стороны подтверждают по ним свои обязательства.

12.     Настоящее Дополнительное соглашение является неотъемлемой частью Основного договора о залоге.

13.     Настоящее Дополнительное соглашение составлено на русском и английском языках, в четырех экземплярах, имеющих одинаковую юридическую силу, по одному экземпляру для каждой из Сторон.

ADDENDUM No. 1

TO THE PLEDGE AGREEMENT

dated 22 May 2008

Almaty                                                              19 June 2008

1)BEKEM METALS INC., еспублики Казахста hereinafter referred to as the “Pledgee”, represented by the President Kudabayev Yermek Askerbekovich, acting on the basis of the constituent documents of the company, on the one hand,

2)“GRK KOITAS” LLC, hereinafter referred to as “Pledgor 1”, represented by the General Director Tuleuov Darkhan Tanzharikovich, acting on the basis of the Charter, on the other hand, and

3)“ASIA-INVEST” Corporation” LLC, hereinafter referred to as «Pledgor 2», represented by the General Director Koshikov Arman Bolbakovich, acting on the basis of the Charter, on the third hand,

4) “Kyzyl Kain Mamyt” LLC, hereinafter referred to as the “KKM”, represented by the Director Kadyrov Dasten Zlupkarovich, acting on the basis of the Charter, on the fourth hand,

jointly referred to as the “Parties”, and individually referred to as the “Party”, have concluded the present Addendum to the Pledge Agreement dated 22 May 2008 (further – the “ Main Pledge Agreement”) as follows.

1. Clause 1.1 of the Main Pledge Agreement shall be read as follows:

“1.1.     To ensure the performance of the obligations under loan agreement dated 22 May 2008 concluded between BEKEM METALS INC., the Lender, and Latimer Assets Inc., the Borrower and the Co-founder of the Pledgor 1 and Pledgor 2 (further – the “Loan agreement”), pledge the following property rights as collateral (further – the “Collateral”) to the Pledgee:

-         31% interest of 40% of share holding owned by Pledgor 1 in the Consortium (joint activity) established together with the KKM and Pledgor 2 with the purpose to jointly construct the plant for processing of nickel-cobalt ores from the Kempersaisky field under the «Consortium» (special partnership) joint activity agreement No. 210-03-KKM dated 03.03.2008. The value of pledged 31% of share holding of Pledgor 1 in the Consortium (joint activity) based on the sum of the initial contribution into the Consortium is equivalent to 14 639 750 (fourteen million six hundred thirty nine thousand seven hundred fifty) US Dollars;

-         8% interest of 10% of share holding owned by Pledgor 2 in the Consortium (joint activity) established together with the KKM and Pledgor 1 with the purpose to jointly construct the plant for processing of nickel-cobalt ores from Kempersaisky field under the «Consortium» (special partnership) joint activity agreement No. 210-03-KKM dated 03.03.2008 (further – the “Consortium”). The value of pledged 8% share holding of Pledgor 2 in the Consortium based on the sum of the initial contribution into the Consortium is equivalent to 648 000 (six hundred forty eight thousand) US Dollars.

The total interest in the Consortium pledged by Pledgor 1 and Pledgor 2 is 39%”

2. Clause 1.5 of the Main Pledge Agreement shall be read as follows:

“1.5.     Under the terms of the Loan agreement, BEKEM METALS INC. undertakes to transfer the amount of money of 14 900 000 (fourteen million nine hundred thousand) US Dollars to Latimer Assets Inc. as the repayable loan for a term till 1 March 2009. On the total loan sum the remuneration interest is charged at the rate of 2% per annum of the outstanding loan sum for provision of the money loan by the Lender.”

3. Clause 1.6 of the Main Pledge Agreement shall be read as follows:

“1.6.     The Collateral is evaluated by the Parties as the total amount of 15 287 750 (fifteen million two hundred eighty seven thousand seven hundred fifty) US Dollars”

4. Clause 2.1 of the Main Pledge Agreement shall be read as follows:

“2.1.     If for Latimer Assets Inc. it is impossible to repay the loan amount or if it delays to repay the loan amount, in whole or in part, and/or charged remuneration interests for more than 20 (twenty) days under the Loan Agreement, Pledgor 1 and Pledgor 2 undertake to transfer the Collateral to the Pledgee within 3 (three) days upon receipt of the written transfer request by Latimer Assets Inc. from BEKEM METALS INC.”

5. Clause 2.2 of the Main Pledge Agreement shall be read as follows:

“2.2.     If the cost of the Collateral exceeds the non-repaid loan amount and/or charged remuneration interests, then the pledged property rights of Pledgor 1 and Pledgor 2 are transferred to the Pledgee in proportion to the loan amount not repaid by Latimer Assets Inc. The priority and proportion of collection from interests of Pledgor 1 and Pledgor 2 are determined at the Pledgee’s discretion”.

6. Clause 3.2.2 of the Main Pledge Agreement shall be read as follows:

“3.2.2.  In case of impossibility to repay the loan amount by Latimer Assets Inc. or delay to repay the loan amount, in whole or in part and/or charged remuneration interests for more than 20 (twenty) days, the Lender is entitled to require from Pledgor 1 and Pledgor 2 to transfer the Collateral in the manner set out in Article 2 of the present Agreement”

7.       The KKM, which is the participant and owns 50% of the Consortium interest, gives its permission to the pledge with the possible subsequent transfer of property rights of Pledgor 1 and Pledgor 2 to the share holding in the Consortium to the Pledgee in accordance with the terms of the Main Pledge Agreement and the present Addendum.

8. Pledgor 1 gives its permission to the pledge with a possible subsequent transfer of property rights of Pledgor 2 to the share holding in the Consortium to the Pledgee in accordance with the terms of the Main Pledge Agreement and the present Addendum.

9. Pledgor 2 gives its permission to the pledge with a possible subsequent transfer of property rights of Pledgor 1 to the share holding in the Consortium to the Pledgee in accordance with the terms of the Main Pledge Agreement and the present Addendum.

10. The present Addendum comes into force on the date of its signing by the Parties and is valid for the entire term of the Main Pledge Agreement.

11. The Main Pledge Agreement conditions not changed and supplemented by the present Addendum remain unchanged, and the Parties confirm their respective obligations on them.

12. The present Addendum is an integral part of the Main Pledge Agreement.

13. The present Addendum is made in the Russian and English languages in four copies, having equal legal force, one copy for each Party.

Залогодержатель:	Pledgee:
BEKEM METALS INC. /s/ Кудабаев Е.А. Президент Кудабаев Е.А.	BEKEM METALS INC. /s/ Kudabayev E.A. Kudabayev E.A. President
Залогодатель1:	Pledgor 1:
ТОО «ГРК КОЙТАС» /s/ Тулеуов Д.Т. Генеральный директор Тулеуов Д.Т.	“GRK KOITAS” LLC /s/ Tuleuov D.T. Tuleuov D.T. General Director
Залогодатель2:	Pledgor 2:
ТОО «Корпорация «АЗИЯ-ИНВЕСТ» /s/ Кошиков А.Б. Генеральный директор Кошиков А.Б.	“ASIA-INVEST” Corporation” LLC /s/ Koshikov A.B. Koshikov A.B. General Director
ККМ:	KKM:
ТОО «Кызыл Каин Мамыт» /s/ Кадыров Д.З. Директор Кадыров Д.З.	“Kyzyl Kain Mamyt” LLC /s/ Kadyrov D.Z. Kadyrov D.Z. Director